Exhibit 99.2

   Creating a Global BioPharma Leader  INVESTOR PRESENTATIONJANUARY 2019

 This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.In connection with the proposed transaction between Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Celgene Corporation (“Celgene”), Bristol-Myers Squibb and Celgene will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Bristol-Myers Squibb registration statement on Form S-4 that will include a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Bristol-Myers Squibb and Celgene. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Bristol-Myers Squibb will be available free of charge on Bristol-Myers Squibb’s internet website at https://www.bms.com/ under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene will be available free of charge on Celgene’s internet website at https://www.celgene.com/ under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.Certain Information Regarding ParticipantsBristol-Myers Squibb, Celgene, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Bristol-Myers Squibb is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 13, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 22, 2018, and its Current Report on Form 8-K, which was filed with the SEC on August 28, 2018. Information about the directors and executive officers of Celgene is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 7, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 30, 2018, and its Current Reports on Form 8-K, which were filed with the SEC on June 1, 2018, June 19, 2018 and November 2, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Bristol-Myers Squibb or Celgene as described above.   Important Information for Investors and Stockholders

 This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. Statements in this communication regarding Bristol-Myers Squibb, Celgene and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Bristol-Myers Squibb’s and Celgene’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation, accretion to non-GAAP earnings per share, capital structure, debt repayment, adjusted leverage ratio and credit ratings following the closing of the proposed transaction, Bristol-Myers Squibb’s ability and intent to conduct a share repurchase program and declare future dividend payments, the combined company’s pipeline, intellectual property protection and R&D spend, the timing and probability of a payment pursuant to the contingent value right consideration, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter. These factors also include the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the SEC, including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC. It should also be noted that projected financial information for the combined businesses of Bristol-Myers Squibb and Celgene is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Bristol-Myers Squibb or Celgene. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction-related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Bristol-Myers Squibb or Celgene. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Bristol-Myers Squibb or Celgene, Bristol-Myers Squibb’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on Bristol-Myers Squibb’s and Celgene’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither Bristol-Myers Squibb nor Celgene assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.  Cautionary Statement Regarding Forward Looking Statements

   Creating a Global BioPharma Leader  INVESTOR PRESENTATIONJANUARY 2019

     Diversified Specialty BioPharma  Best of BIOTECH  Best of PHARMA    INNOVATION  Focused and Integrated  The Best PEOPLE helping patients in their fight against serious disease  Our Strategic Foundation

Creating a Leading Focused Biopharma Company

LEADING FRANCHISES

#1 Oncology: IO / Solid Tumors & Hematology

Led by Opdivo and Yervoy as well as Revlimid and Pomalyst

Top 5 Immunology & Inflammation

Led by Orencia and Otezla

#1 Cardiovascular

Led by Eliquis

DEEP AND BROAD LATE-STAGE PIPELINE

10 PHASE III ASSETS

6 NEAR-TERM POTENTIAL NEW PRODUCT LAUNCHES

SIGNIFICANT LIFE CYCLE MANAGEMENT OPPORTUNITIES

ROBUST EARLY- AND MID-STAGE PIPELINE

(PHASE I / II ASSETS)

21 ONCOLOGY: IO / Solid Tumors

10 ONCOLOGY: Hematology

9 CARDIOVASCULAR / FIBROSIS

10 IMMUNOLOGY & INFLAMMATION

Underpinned by cutting edge technologies and discovery platforms

CHEMISTRY | BIOLOGICS | CELL THERAPY

With access to additional modalities through strong external partnerships

PATIENT-CENTRIC INNOVATION

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Bristol-Myers Squibb | Celgene

A Compelling Transaction

TERMS

- **$50 cash** and **1.0 share** of combined company (fixed exchange ratio) per Celgene share
- **Total value of $102.43** per Celgene share based on Bristol-Myers Squibb's closing stock price on 1/2/2019; total transaction value of approx. $90 billion (excluding CVR)
- **$9.00 CVR** upon FDA approval of three late-stage assets
- Bristol-Myers Squibb shareholders to own **~69%** and Celgene shareholders to own **~31%**
- Giovanni Caforio to serve as Chairman & CEO; Adding 2 Board members from Celgene, total of 13
- Closing anticipated in Q3 2019, subject to regulatory approvals, shareholder approvals, other customary closing conditions

Strong Returns and Significant Immediate EPS Accretion

Strong Balance Sheet and Cash Flow Generation

Significant Synergies

7

Bristol-Myers Squibb | Celgene

 Bristol-Myers Squibb Strategic Priorities and Approach to Business Development  Strategically Aligned with Therapeutic Focus  Compelling Science with Potential for Transformational Medicine  Creates Value for Shareholders

The Right Transaction for Celgene

- Two companies with one mission – discover, develop and deliver the most innovative medicines to patients with unmet medical needs across the continuum of care
- Recognizes and unlocks significant value for Celgene shareholders
  - Delivers immediate and substantial cash value
  - Provides meaningful participation in the combined company's future growth
  - Additional cash via dividends and potential CVR
- Enhances global leadership and core competencies in high-value therapeutic categories across small molecules, biologics and cell therapies
- Accelerates research and development programs for sustainable long-term growth
- Combined company has the capabilities and financial strength to continue investing in external research partners
- Builds on the skills, dedication and passion of talented employees

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Bristol-Myers Squibb | Celgene

Balanced and Leading Commercial Portfolio

	9/30/18 LTM Revenues % of Total	Products
Oncology: IO/Solid Tumors	$8.6Bn ~23%	OPDIVO (nivolumab), YERVOY (ipilimumab), Abraxane
Oncology: Hematology	$14.4Bn ~39%	Revlimid, Pomalyst, SPRYCEL dasatinib, IDHIFA, Empliciti (elotuzumab)
Immunology & Inflammation	$4.2Bn ~11%	ORENCIA (abatacept), Otezla
Cardiovascular	$6.1Bn ~17%	Eliquis (apixaban) tablets

Estimated Market Size [(1)] ($Bn)



Immuno-Oncology
$31
Multiple Myeloma
$27
Non-Hodgkin Lymphoma
$17
Myeloid Diseases
$5
Psoriasis/Psoriatic Arthritis
$26
Irritable Bowel Disease
$21
Cardiovascular (Stroke Prophylaxis)
$17

(1) Source: Market size projections are for 2022 from Evaluate Pharma, December 2017/November 2018 and Decision Resources Disease Landscape and Forecast; Epidemiology is for 2018 from Decision Resources Disease Landscape and Forecast, Kantar Health CancerMPact database and Putnam Associates

10

Bristol-Myers Squibb | Celgene

   The Leading Oncology CompanySelect Current Indications  Innovative assets addressing Solid Tumors and Hematologic Malignancies    Lymphomas    Myeloid Diseases    Multiple Myeloma    RCC    HCC    H&N    NSCLC  Melanoma    CML  Hematology  IO / Solid Tumors

         Strong IO Business With Meaningful Growth Opportunities  >50Tumors with Ongoing Trials  >350Clinical Trials with BMS IO Agents  15+New IO Compounds in Development   Strong Commercial Execution   Annualized sales*  * Last 12 months as of Q3, 2018  Advancing the Science in IO        20+Near Term Data Readouts  $7.5B  Global approvals for Opdivo  >400  U.S. Indications in 4 years post launch  17

 Positioned for Long Term Leadership in Hematology  CelMOD®  Next wave beyond today’s IMiDs  CAR-T  Several potential best-in-class agents  BCMA  Multiple modalities(CAR-T, TCE, ADC)  Platforms for Sustained Leadership and Growth  High Value Near-Term Assets  luspatercept  liso-cel (JCAR017)  bb2121   fedratinib  Transforming the Treatment of Multiple Myeloma

 Earliest Forecasted Trial Decision    2019  2020  2021  2022  2023  2024  2025  2026  2027  2028  REMSOct 2020   PolymorphApr 2027  MDS MOUApr 11, 2023MCL MOUMay 15, 2023MM MOUOct 7, 2023  PolymorphNov 2024  MCL MOUJul 2028  Earliest Forecasted Appeal Decision  Volume-Limited Natco Sales Permitted*  COMOct 2019  LITIGATION & SETTLEMENT TIMELINES  PATENT EXPIRATIONS1    *Natco settlement provides for a phased, volume-limited generic entry beginning March 2022 with mid-single digits percentage of total capsules dispensed during first full year of entry gradually increasing to approximately 30% of total capsules in 2025 and full generic entry in January 31, 20261 This is a representative listing of the patents in suit  MCL = Mantle Cell LymphomaMDS = Myelodysplastic SyndromesMM = Multiple Myeloma  COM = Composition Of MatterMOU = Method Of Use  All Remaining Generic Filers    14  Revlimid® IP Timeline  Mar 2022Natco Generic Entry  Jan 31, 2026Full Generic Entry

 Strengthens Position in Immunology & Inflammation  Expanded Early Portfolio  High Value Near-Term Assets  ozanimod  TYK2  Current Marketed Products  U.S. NDA and EU MAA submissions planned for Q1 2019Potential for indication expansion beyond multiple sclerosis in IBD with Phase III trials ongoing in UC and Crohn’s  Potentially superior efficacy and safety profile relative to other oral agentsPositive Phase II Psoriasis trials with Phase III readouts in 2020Ongoing Phase II trials in Crohn’s, UC and Lupus  10 PHASE I / II ASSETS

 Six Near-Term Product Launch Opportunities with Potential for Greater than $15B in Revenue  U.S. and EU regulatory submissions expected in first half 2019 in 2L MDS and Beta-Thalassemia  CD19 CAR-T with strong efficacy and a potentially differentiated safety and tolerability profile for R/R DLBCL  Potential to be first- and possibly best-in-class BCMA CAR-T in Multiple Myeloma   Targeting patients who relapsed from or are intolerant to Jakafi in Myelofibrosis  U.S. NDA and EU MAA submissions for RMS planned for Q1 2019  Biologic-like efficacy in Psoriasis with upside potential to address multiple autoimmune diseases  luspatercept   liso-cel (JCAR017)  bb2121  fedratinib  ozanimod  TYK-2

Deep and Broad Combined Pipeline

	Phase III	Phase I/II			
Oncology: IO/Solid Tumors	Relatlimab (anti-LAG3) NKTR-214 (PEG-IL2) IDO inhibitor Marizomib (proteasome inhibitor)	Cabiralizumab (anti-CSF1R) BET Inhibitor	Anti-CTLA-4 Probody EP4 antagonist CCR2/5 dual antagonist anti-CTLA-4 NF anti-CD73 anti-TIM3 anti-IL8	NLRP3 agonist Anti-ICOS Anti-TIGIT NG-348 (CD80/CD3 oncolytic virus) Ulocuplumab (anti-CXCR4) JTX-2011 (anti-ICOS) MSC-1 (anti-LIF)	Etigilimab (anti-TIGIT) CC-90010 (BET inhibitor)[1] CC-90002 (anti-CD47)[1] CC-90011 (LSD1 inhibitor)[1] AG-270 (MTAP inhibitor)[1]
Oncology: Hematology	Luspatercept (activin receptor fusion protein) Fedratinib (JAK2 inhibitor) CC-486 (DNA methylase inhibitor) bb2121 (BCMA CAR-T)		TRPH-222 (CD22 ADC) GEM333 (CD33 bispecific) CC-90009 (CELMoD) FT-1101 (BET inhibitor)	JCAR017 (CD19 CAR-T) CC-220 (CELMoD) CC-93269 (BCMA TCE)	bb21217 (BCMA CAR-T) JCARH125 (BCMA CAR-T) CC-92480 (CELMoD)
Immunology / Inflammation	TYK2 Inhibitor Ozanimod (S1P1 modulator)	BTK inhibitor RPC-4046 (anti-IL13) CC-220 (CELMoD)	TYK2 Backup RoRγT agonist TLR 7/8 antagonist	S1P1 agonist BTK Max (Bruton's tyrosine kinase inhibitor)	CC-90006 (anti-PD1) CC-99677 (MK2 inhibitor)
Cardiovascular / Fibrotic Diseases		Nitroxyl Donor Factor XIa Inhibitor	APJ agonist FPR-2 agonist		
		MGAT; combo PEG-FGF21 HSP47 CC-90001 (JNK1 inhibitor)	LPA1 antagonist		

Bristol-Myers Squibb | Celgene

Note:
1. In development for solid tumors and hematology

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Bristol-Myers Squibb | Celgene

High Potential Agents and Pipeline Assets to Watch

JCARH125 (BCMA CAR T)

CAR-T focused on R/R MM
Estimated pivotal study in 2019

CC-92480 (CELMoD)

R/R Multiple Myeloma
Estimated pivotal study in 2019

CC-93269 (BCMA TCE)

R/R Multiple Myeloma
Estimated pivotal study in 2019

CC-90009 (CELMoD)

CelMod focused on AML
Estimated pivotal study in 2019

CC-90011 (LSD1 Inhibitor)

Phase I study for solid tumors

CC-90002 (CD47 Mab)

Phase I Study targeting NHL

CC-220 (CELMoD)

R/R Multiple Myeloma

LAG-3

Randomized Phase II/III in 1L Melanoma, LAG-3+Nivo vs Nivo

CTLA-4 (Probody and NF)

Phase I dose escalation work on Probody and dose expansion for non-fucosylated

FGF-21

Phase IIB dose ranging trials in F3 and F4 compensated cirrhotics (NASH)

Factor XIa

Phase II trial in secondary stroke prevention

CSF1R

Randomized Phase II study in 2L Pancreatic evaluating CSF1R+Nivo or CSF1R+Nivo+Chemo vs Chemo

NKTR-214

Randomized Phase III trial in 1L Melanoma (NKTR-214+Nivo vs Nivo) and 1L Renal (NKTR-214+Nivo vs Sutent)

CCR2/5

Phase I in combination with Nivo and Chemo (Pancreatic and CRC)

TYK-2

Phase III in Psoriasis and Phase II studies in Crohn's, Lupus and IBD

CD73

Phase I in combination with Nivo (Pancreatic and other solid tumors)

Bristol-Myers Squibb
Celgene

18

Bristol-Myers Squibb | Celgene

 Leading Science and Innovative Platforms                        Clinical Collaborations  World-Class Chemistry  Biologics and Synthetic Biologics  Protein Homeostasis  Immunomodulatory Agents  Cell Therapies  Epigenetics  R&D Ecosystem  Tumor Biology and Resistance

A Compelling Transaction

TERMS

- **$50 cash** and **1.0 share** of combined company (fixed exchange ratio) per Celgene share
- **Total value of $102.43** per Celgene share based on Bristol-Myers Squibb's closing stock price on 1/2/2019; total transaction value of approx. $90 billion (excluding CVR)
- **$9.00 CVR** upon FDA approval of three late-stage assets
- Bristol-Myers Squibb shareholders to own **~69%** and Celgene shareholders to own **~31%**
- Giovanni Caforio to serve as Chairman & CEO; Adding 2 Board members from Celgene, total of 13
- Closing anticipated in Q3 2019, subject to regulatory approvals, shareholder approvals, other customary closing conditions

Strong Returns and Significant Immediate EPS Accretion

Strong Balance Sheet and Cash Flow Generation

Significant Synergies

20

Bristol-Myers Squibb | Celgene

Significant Financial Benefits to Shareholders

Strong Returns and Significant Immediate EPS Accretion

- Transaction internal rate of return well in excess of Celgene and BMS cost of capital
- Combination will be more than 40% accretive to BMS standalone EPS in first full year

Strong Balance Sheet and Cash Flow Generation

- >$45 billion in free cash flow generation over first three years of combination
- Commitment to strong investment grade credit ratings and continuing dividend policy for benefit of BMS and Celgene shareholders
- Transaction preserves significant financial flexibility to continue investment in innovation

Significant Synergies

- Combined '18E operating margin of 36% before impact of cost synergies
- ~$2.5 billion of run-rate cost synergies to be achieved by the third full year

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Bristol-Myers Squibb | Celgene

~$2.5 Billion of Synergies an Important Source of Value

	% OF TOTAL SYNERGIES	AREAS OF OPPORTUNITY
SG&A	~55%	• Commercial efficiencies • Central support functions • Geographic optimization
R&D	~35%	• Optimize research & early-stage portfolio • Reduce overlapping resources
Manufacturing	~10%	• Leverage Bristol Biologics footprint • Operational procurement efficiencies

Guiding Principles

Protect value drivers | **Retain key talent** | **Leverage substantial scale**

22

Bristol-Myers Squibb | Celgene

Strong Balance Sheet With Robust Cash Flow Generation

Transaction Financing*

BMS + Celgene Balance Sheet Cash	$10B
New Debt	$32B
Existing Celgene Debt	$20B
BMS Equity Issued to Celgene	$38B

* Inclusive of ~$5Bn accelerated share repurchase

Financing Highlights

- $33.5B fully underwritten bridge facility obtained from Morgan Stanley and MUFG
- Committed to and expect **strong investment grade credit ratings** for the combination
- Intend to execute a **~$5B accelerated share repurchase** program after transaction close to repurchase a portion of the equity issued for this transaction
- **~$45B of free cash flow in first 3 years of combination**
    - Continuing dividend policy
    - Flexibility to execute balanced capital allocation strategy
    - Expect to fulfill CVR obligation with ongoing cash flow

23

Bristol-Myers Squibb | Celgene

 Transaction expected to close in Q3 2019 Subject to approval of BMS and Celgene shareholders Regulatory approvals in a number of jurisdictions including U.S. and ECOther customary closing conditions   Clear Path to Close

Creating a Leading Focused Biopharma Company

LEADING FRANCHISES

#1 Oncology: IO / Solid Tumors & Hematology

Led by Opdivo and Yervoy as well as Revlimid and Pomalyst

Top 5 Immunology & Inflammation

Led by Orencia and Otezla

#1 Cardiovascular

Led by Eliquis

DEEP AND BROAD LATE-STAGE PIPELINE

10 PHASE III ASSETS

6 NEAR-TERM POTENTIAL NEW PRODUCT LAUNCHES

SIGNIFICANT LIFE CYCLE MANAGEMENT OPPORTUNITIES

ROBUST EARLY- AND MID-STAGE PIPELINE

(PHASE I / II ASSETS)

21 ONCOLOGY: IO / Solid Tumors

10 ONCOLOGY: Hematology

9 CARDIOVASCULAR / FIBROSIS

10 IMMUNOLOGY & INFLAMMATION

Underpinned by cutting edge technologies and discovery platforms

CHEMISTRY | BIOLOGICS | CELL THERAPY

With access to additional modalities through strong external partnerships

PATIENT-CENTRIC INNOVATION

25

Bristol-Myers Squibb | Celgene

Q&A